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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2001

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                                 WorldCom, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



        Georgia                       0-11258                58-1521612
   (State or Other               (Commission File          (IRS Employer
   Jurisdiction of                    Number)           Identification Number)
   Incorporation)


                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (601) 460-5600


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Item 7(C). Exhibits.

The following exhibit is filed herewith in accordance with Item 601 of Regulation S-K:


Exhibit No.       Exhibit
23.1              Consent of independent public accountants


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 1, 2001


                                   WorldCom, Inc.



                                   By:/s/  Scott D. Sullivan
                                      -----------------------------------------
                                          Scott D. Sullivan
                                          Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

23.1              Consent of independent public accountants